                                                                    Exhibit 99.2


                             AMENDMENT AND JOINDER

                              Dated July 30, 2001

                                      to

PURCHASE AGREEMENT dated May 18, 2001 between RESIDENCE INN III LLC, as Seller, and APPLE HOSPITALITY TWO INC., as Purchaser,



                               Entered into by:

                            RESIDENCE INN III LLC,

                               as "Company," and


                          APPLE HOSPITALITY TWO INC.,

                                as "Purchaser,"



                               and Joined in by

                MARRIOTT RESIDENCE INN USA LIMITED PARTNERSHIP

                                  as "Seller"

                             AMENDMENT AND JOINDER


     THIS AMENDMENT AND JOINDER (this "Agreement") is executed as of the 30th day of July, 2001 (the "Amendment Date") by RESIDENCE INN III LLC, a Delaware limited partnership (the "Company"), MARRIOTT RESIDENCE INN USA LIMITED PARTNERSHIP, a Delaware limited partnership (the "Seller") and APPLE HOSPITALITY TWO INC., a Virginia corporation (the "Purchaser").

                                   ARTICLE I
                    Definitions; Original Agreement Amended
                    ---------------------------------------

     1.1   Definitions. All terms defined in the Original Agreement (as defined
           -----------
below) have the same meanings when used in this Agreement as are given them in the Original Agreement (except where this Agreement establishes a contrary definition). In addition, the following terms used in this Agreement have the meanings given to them in the Sections or Articles of this Agreement listed below:

Agreement                                     Introduction
Amendment Date                                Introduction
Closing                                       Section 5.1
Closing Date                                  Section 5.1
Company                                       Introduction
Company LLC Agreement                         Section 3.3
GAAP                                          Section 3.12
HPT                                           Section 3.2
Interests                                     Section 2.1
Loan Documents                                Section 3.2
Material Adverse Change                       Section 3.12
Material Adverse Effect                       Section 3.12
Minute Book                                   Section 3.13
Organizational Documents                      Section 3.2
Original Agreement                            Section 1.2
Other Loan Documents                          Section 3.2
Purchase Price                                Section 2.2
Res III                                       Section 3.2
Seller Knowledge Individual                   Section 3.14
Tax or Taxes                                  Section 3.11
Taxing Authority                              Section 3.11


     1.2   Original Agreement. The Company, as seller, and the Purchaser, as
           ------------------
purchaser, are parties to that certain Purchase Agreement dated as of May 18, 2001 (the "Original Agreement") pursuant to which the Company agreed to sell to the

Purchaser, and the Purchaser agreed to buy, subject to the terms and conditions set forth in the Original Agreement, ten (10) Residence Inn by Marriott hotel properties and other assets more fully described in the Original Agreement as the "Property."

     1.3   Election to Purchase Interests in Lieu of Property. Pursuant to
           --------------------------------------------------
Section 14.7 of the Original Agreement, the Purchaser had the option, in lieu of purchasing the Property, to elect to purchase one hundred percent (100%) of the Interests. The Purchaser has elected to exercise this option.

     1.4   Amendment and Joinder. To give effect to the Purchaser's rights and
           ---------------------
election under Section 14.7, and as contemplated thereby, the Seller hereby joins in the Original Agreement for the purposes stated herein, and the parties hereto hereby amend the Original Agreement in the manner described below. Except as amended hereby or as otherwise specified herein, the Original Agreement remains in full force and effect.


                                  ARTICLE II
                     Purchase of Interests; Purchase Price
                     -------------------------------------

     2.1   Purchase of Interests.  In lieu of purchasing the Property from the
           ---------------------
Company, the Purchaser agrees to purchase and assume from the Seller, and the Seller agrees to sell and convey to the Purchaser, all of the Seller's equity member interests in the Company (the "Interests").

     2.2   Purchase Price. The purchase price for the Interests (the "Purchase
           --------------
Price") shall be the amount by which (a) ONE HUNDRED NINETEEN MILLION DOLLARS ($119,000,000.00) (as adjusted pursuant to Article 13 below) exceeds (b) the principal balance on the Closing Date of the Existing Debt. The Purchase Price (as increased or decreased by the net amount of the adjustments described in Section Article 13 and less the amount of the credit referred to in Section 2.3 of the Original Agreement), shall be paid to the Seller in cash on the Closing Date by wire transfer of immediately available funds to the Escrow Agent.

     2.3  Deposit.  The terms of the escrow pursuant to which the Deposits are
          -------
held shall be modified to provide that they are held for the benefit of the Purchaser and the Seller, not the Purchaser and the Company. All rights of the Company in and to the Deposits remaining in escrow are hereby assigned to the Seller. To the extent the amount of the Initial Deposit of $1,000,000 that was fully earned by the Company has not been distributed by the Company to the Seller as a dividend or similar distribution, it will be distributed by the Company to the Seller on or prior to the Closing Date and credited against the Purchase Price.

                                  ARTICLE III

              Seller's Representations, Warranties and Covenants
              --------------------------------------------------

     In order to induce the Purchaser to enter into this Agreement and to consummate the transactions contemplated hereby, the following representations and warranties are made to, and the following covenants made with, the
Purchaser:

     3.1   Good Standing.
           -------------

     (a) The Seller represents and warrants that it is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Delaware, is authorized to conduct the business in which it is now engaged, and is duly qualified and in good standing in Delaware and in all states where the ownership of its assets or the conduct of its business makes such qualification necessary.

     (b) The Company represents and warrants that it is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Delaware, is authorized to conduct the business in which it is now engaged, and is duly qualified and in good standing in Delaware and in all states where the ownership of its assets or the conduct of its business makes such qualification necessary.

     3.2   Title to Interests. The Seller represents and warrants that the
           ------------------
Seller is the sole equity member of the Company, and Crestline Res III Corporation ("Res III") is the sole non-equity member of the Company. The Seller represents and warrants that no other person or entity holds any ownership interest in the Company (including, in each case, any options, warrants or other rights by which any person may acquire any such ownership interests). The Seller represents and warrants further that (x) the Interests are, and shall at Closing be transferred, free and clear of any and all Encumbrances, except for restrictions set forth in the certificate of formation or the limited liability company operating agreement (the "Organizational Documents") of the Company, as in effect on the date of this Agreement. However, such Interests are and shall be transferred subject to (i) the terms of the Organizational Documents and (ii) the restrictions set forth in the Loan Agreement and the other Loan Documents (as defined in the Loan Agreement), to the extent copies thereof have been provided to the Purchaser (the "Other Loan Documents"). The Seller represents and warrants that, subject to clauses (i) and (ii) of the preceding sentence, the Seller has the complete and unrestricted power and right to sell, assign, transfer and deliver the Interests to the Purchaser, and there are no agreements or understandings between the Seller, on the one hand, and any other person or entity, on the other hand, with respect to the ownership, voting rights, sale or disposition of the Interests other than those set forth in the Organizational Documents or in the Loan Agreement and the Other Loan Documents (except the terms of the provisions of the letter agreement dated August

19, 1999 between Crestline and Hospitality Properties Trust ("HPT") giving HPT a right of first refusal in the event of a transfer of the general partnership interest in the Seller, which right HPT has waived.)

     3.3  No Subsidiaries; No Agreements. The Seller and the Company represent
          ------------------------------
and warrant that (x) the Company has no subsidiaries, owns no assets other than the Property, and conducts no business other than as specifically permitted pursuant to the Company's limited liability company operating agreement (the "Company LLC Agreement"), a true and complete copy of which is attached hereto as Exhibit A, (y) the Company and the Seller are in compliance in all material
   ---------
respects with the terms of the Company LLC Agreement, including but not limited to Section 5.03 and Sections 10.1, 10.2 and 10.3 thereof and (z) there are no existing agreements (and will not be any agreements prior to Closing) between the Company and one or more of Seller, Res III, Crestline or any of its other affiliates that are not set forth in the Organizational Documents or in the Loan Agreement or the Other Loan Documents.

     3.4  Due Authorization. The execution, delivery and performance of this
          -----------------
Agreement and the consummation of the transactions contemplated hereby have been duly and validly authorized by all requisite limited partnership actions on the part of the Seller and by all requisite limited liability company actions on the part of the Company, none of which actions have been modified or rescinded, and all of which actions are in full force and effect. The Original Agreement, as affected by this Agreement, and this Agreement, each constitutes a valid and binding obligation of the Company, enforceable against the Company in accordance with its terms. This Agreement constitutes a valid and binding obligation of the Seller, enforceable against the Seller in accordance with its terms.

     3.5  No Violations or Defaults. To the knowledge of the Seller, neither the
          -------------------------
Seller nor the Company has made any distributions in violation of the terms of the Loan Agreement or the Other Loan Documents or the Organizational Documents.

     3.6  Litigation.  There are no actions, suits, arbitrations, governmental
          ----------
investigations or other proceedings pending or, to the knowledge of the Company or the Seller, threatened against the Company or the Seller, or affecting the Interests or the Property (or any material portion thereof) before any court or governmental authority, an adverse determination of which might adversely affect
(a) the financial condition or operations of the Company or the Seller, (b) the ability of the Company or the Seller to enter into or perform this Agreement,
(c) the Company's title to the Property (or any material portion thereof) or (d) the Seller's title to the Interests.

     3.7  Representations in Original Agreement.  Nothing in this
          -------------------------------------

Agreement shall in any way affect or limit the effectiveness of any of the representations and warranties made by the Company in the Original Agreement. The acknowledgements, agreements, waivers and releases made by the Purchaser in
Section 3.15 of the Original Agreement run to the benefit of the Seller to the same extent as if the Seller was specifically named as the "Seller" in that section.

     3.8   Financial Information. With respect to the financial information
           ---------------------
described in Section 3.16 of the Original Agreement, the Seller represents and warrants that, to the knowledge of the Seller, all such information has been prepared in accordance with generally accepted accounting principles applied consistently with past practices and fairly presents the results of operations of the Inns for the periods represented thereby, and has been relied upon by the

Seller in the ordinary course of business of the ownership of the Interests.

     3.9   Solvency. The Seller represents that it is not insolvent within the
           --------
meaning of the Bankruptcy Code, nor has such Seller ceased to pay its debts as they become due, nor filed or taken any action to file a voluntary petition, case or proceeding under any section or chapter of the Bankruptcy Code, or under any similar law or statute of the United States or any state thereof, relating to bankruptcy, insolvency, reorganization, winding up or composition or adjustment of its debts; and no such petition, case or proceeding has been filed against the Seller which has not been dismissed, vacated or stayed on appeal; and the Seller has not been adjudicated as a bankrupt or insolvent or consented to, nor filed an answer admitting or failing reasonably to contest an allegation of bankruptcy or insolvency; the Seller has not sought, or consented to or acquiesced in, the appointment of any receiver, trustee, liquidator or other custodian of it or a material part of its assets, and has not made or taken any action to make a general assignment for the benefit of creditors; nor has any arrangement, attachment or execution been levied and or any tax lien or other governmental or similar lien been filed, against it or any material part of its properties, which has not been duly and fully discharged prior to the date hereof.

     3.10  Employees. The Seller has no employees.
           ---------

     3.11  Tax Matters. (a) The Seller (and, as regards the Company, the
           -----------
Company) represents and warrants that no federal or other taxing authority (collectively, the "Taxing Authority") has asserted in writing any tax deficiency, lien, interest or penalty against the Company or the Seller, or against the Interests or any of the Inns, in each case that has not been paid, and there is no pending audit or inquiry from any Taxing Authority that might reasonably be expected to result in a material tax deficiency, lien, interest, penalty or other assessment against the Company, the Seller, the Interests or any of the Inns, and to the knowledge of the Company and the Seller, no event has occurred and no condition or circumstance exists that presents a material risk that any tax deficiency, lien, interest, penalty or other assessment will be imposed against such party, the Interests or any of the Inns.

     (b) The Company and the Seller each represents and warrants that such party (or an affiliate of such party) has timely filed or caused to be timely filed all material Tax Returns (as defined below) required to be filed by such party, and such party has paid (or an affiliate thereof has paid on its behalf) all Taxes required to be paid as shown on such returns and all such Tax Returns were, when filed, complete and accurate in all material respects, except where the failure to file such Tax Returns, the failure to pay such Taxes and the failure of such Tax Returns to be complete and accurate in all material respects could not be reasonably expected to have a Material Adverse Effect, and no material deficiencies for any Taxes have been or are currently being proposed, asserted or assessed in writing, or to such party's knowledge, threatened in writing by any taxing authority against or with respect to such party.

As used herein, "Tax" or "Taxes" means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto. "Tax Returns" means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

     3.12   Compliance with GAAP. The Seller represents and warrants that,
            --------------------
except for liabilities and obligations set forth in the Financial Statements, the Company has no liabilities or obligations of any nature (whether accrued, absolute, contingent or otherwise), which are required by generally accepted accounting principles applied on a consistent basis during the periods involved (except as may be indicated in the notes thereto) and fairly presented, in accordance with the applicable requirements of such generally accepted accounting principles ("GAAP") to be set forth on a balance sheet of the Company or in the notes thereto and which, individually or in the aggregate, would have a material adverse effect on the business, properties, assets, financial condition or results of operations of the Company, taken as a whole, or on the ability of the Company to perform in all material respects its obligations under the Original Agreement, as affected by this Agreement, or under the Management Agreement (a "Material Adverse Effect"). Except as previously disclosed in writing to the Purchaser, there has been no event or condition, following the date of the most recent Financial Statements, in connection with the business, operations or assets of the Company that, individually or in the aggregate, would have a Material Adverse Effect (a "Material Adverse Change").

     3.13   Corporate Documentation. The Seller represents and warrants that (i)
            -----------------------
it has delivered copies of the Loan Agreement and all Loan Documents to the Purchaser and (ii) the minute book of the Company (the "Minute Book"), as delivered to the Purchaser at Closing, shall contain all of the executed consents and minutes of the proceedings of the members and managers of the Company to the extent related to the Company from the date of the formation of the Company to the date of the Closing.

     3.14   Knowledge.  Any and all references in this Agreement to the
            ---------
"knowledge" of the Seller, to things "known" to the Seller or any similar phrases or references, shall mean the actual and present knowledge, after making due inquiry of the Manager and the appropriate executive employees at each Inn (i.e. the General Manager, Chief Engineer, if any, and the Controller of such Inn), of Larry K. Harvey, Senior Vice President and Controller of Crestline, Tracy M. J. Colden, Senior Vice President and General Counsel of Crestline and Phillip Borkowski, Director, Asset Management for Crestline (collectively the "Seller Knowledge Individual"). Neither the actual, present knowledge of any other individual or entity, nor the constructive knowledge of any Seller Knowledge Individual or of any other individual or entity shall be imputed to any Seller Knowledge Individual.

     3.15   Withdrawal of Non-Equity Member. Simultaneously with the Closing,
            -------------------------------
the Company and the Seller shall cause Res III to withdraw as the non-equity member of the Company so that it can be replaced by a non-equity member established by the Purchaser or its affiliates.

     3.16   Prior Representations Unaffected.  The Company confirms that all
            --------------------------------
representations and warranties made by it in the Original Agreement are unaffected by this Agreement and are true and correct as of the date made.

                                  ARTICLE IV
             Purchaser's Representations, Warranties and Covenants
             -----------------------------------------------------

     In order to induce the Company and the Seller to enter into this Agreement and to consummate the transactions contemplated hereby, the Purchaser represents and warrants to, and covenants with, the Company and the Seller as follows:

     4.1   Good Standing. The Purchaser is a corporation duly organized, validly
           -------------
existing and in good standing under the laws of Virginia, is authorized to conduct the business in which it is now engaged and is, or as of the Closing Date shall be, qualified to do business in Virginia and in all states where the ownership of its assets or the conduct of its business makes such qualification necessary.

     4.2   Due Authorization.  The execution, delivery and performance of the
           -----------------
Original Agreement and this Agreement and the consummation of the transactions contemplated hereby and thereby have been duly and validly authorized by all requisite corporate actions of the Purchaser (none of which actions have been modified or rescinded, and all of which actions are in full force and effect). The Original Agreement, as affected by this Agreement, constitutes a valid and binding obligation of the Purchaser, enforceable against the Purchaser in accordance with its terms.

     4.3   No Violations or Defaults. The execution, delivery and performance of
           -------------------------
the Original Agreement, this Agreement and the Closing Documents by the Purchaser, and the consummation by the Purchaser of the transactions contemplated hereby did not and will not (a) to the knowledge of the Purchaser, violate any law or any order of any court or governmental authority with proper jurisdiction; (b) result in a material breach or default under any contract or other binding commitment of the Purchaser or any provision of the organizational documents of the Purchaser; or (c) require any consent or approval or vote that has not been taken or given, or as of the Closing Date shall not have been taken or given.

     4.4   Litigation.  There are no actions, suits, arbitrations, governmental
           ----------
investigations or other proceedings pending or, to the knowledge of the Purchaser, threatened against the Purchaser before any court or governmental authority, an adverse determination of which might adversely affect (a) the financial condition or operations of the Purchaser or (b) the Purchaser's ability to enter into or perform the Original Agreement as affected by this Agreement.

                                   ARTICLE V
                                    Closing
                                    -------

Sections 5.1 and 5.2 of the Original Agreement are hereby deleted and replaced with the following:

     5.1   Closing. The consummation of the purchase and sale of the Interests
           -------
as contemplated by this Agreement (the "Closing") shall take place at the offices of Hogan & Hartson L.L.P., 555 13th Street N.W., Washington, D.C. on the date (the "Closing Date") that coincides with the end of the Accounting Period (as defined in the Management Agreement) in which the Lender grants its consent to the transfer of the Interests and other matters contemplated hereby, but in no event later than August 31, 2001, unless the Seller and the Purchaser mutually agree on an alternative date or alternative location. If the Closing does not occur for any reason by August 31, 2001, the provisions of Sections 7.11, 8.7 and/or Article X of this Agreement shall apply, as applicable. All of the Seller and the Purchaser's deliveries, the cash payment of the Purchase Price and sufficient additional cash necessary for the parties to pay the costs contemplated by Section 5.2 shall be delivered in escrow to the Escrow Agent. All transactions at the Closing shall be interdependent and are to be considered simultaneous, so that none are effective until all are effective.

     5.2   Costs.  The Seller and the Purchaser each agree to pay fifty percent
           -----
(50%) of all (i) transfer and recording taxes and fees, if any, connected with the transfer of the Interests, (ii) fees of the Escrow Agent in connection with the Escrow Instructions and (iii) bulk sales taxes and other personal property taxes associated with the Closing, if any. The Purchaser shall pay for the costs and premiums of title insurance, including, without limitation, the costs and expenses of all endorsements thereto, all surveys of the Inns prepared for the Closing and all environmental and engineering reports. The Purchaser shall pay any fees relating to or in connection with obtaining the Lender's consent to the transfer of the Interests (including, without limitation, the payment of the transfer fee under the Loan Agreement, the Lender's attorneys' fees reasonably related to obtaining the Lender's consent to the transfer of the Interests, to the extent payable by the Borrower under the Loan Agreement, the costs and expenses of the Lender's due diligence review, to the extent payable by the Borrower under the Loan Agreement, and the costs of preparing and/or recording amendments or modifications to the mortgages, UCC filings or other loan documents affecting the Property, including any applicable transfer, mortgage or recording fees or taxes, but excluding the costs of the Seller's counsel, if any, relating to the transfer of the Existing Debt). If and to the extent not waived by Manager, the Purchaser shall cause the Company to pay any and all sums required to be paid in connection with the transactions contemplated hereby pursuant to Section 5.03 of the Management Agreement. Except as otherwise provided for herein, each party shall pay its own accountants and attorneys' fees incurred in connection with the preparation, negotiation and execution of this Agreement and the consummation of the transactions contemplated hereby.

     5.3   Release of Company.  By proceeding to Closing, the Seller will be
           ------------------
irrevocably deemed to have released the Company from any claims or liabilities that the Seller may have against the Company relating to the period prior to Closing.

                                  ARTICLE VI
                                Pending Closing
                                ---------------

     6.1   Covenants in Original Agreement.  Nothing in this Agreement shall
           -------------------------------
affect or limit the effectiveness of the covenants and agreements made by the Company and the Purchaser in Article VI of the Original Agreement (except that the purchase of the Interests in the Company, rather than the Property of the Company, means that permits under Section 6.5 may no longer need to be transferred, and such transfer shall not be a condition precedent to Closing except to the extent legally necessary in connection with the transfer of the Interests for the ongoing operation of the Inns), and the provisions of Article VI remain in full force and effect (except that the Feasibility Period, the Title Review Period and the Special Survey Review Period have lapsed, and neither the Seller nor the Company has any further obligations under Section 6.3). With regard to Section 6.2 of the Original Agreement, the Seller and the Purchaser shall, within a reasonable time period, initial a list of title exceptions the Purchaser agrees to except, which list shall be attached hereto as Exhibit B, which shall also constitute Exhibit I to the Original Agreement.
   ---------                              ---------

     6.2  Covenants of the Seller.  The Seller agrees that, at all times between
          -----------------------
the date of this Agreement and the Closing, they shall:

          (a) Cause the Company to maintain its books and records as currently maintained, and not change in any material manner any of the Company's methods, principles or practices of accounting as reflected in the Financial Statements, except as may be required by GAAP or applicable law and promptly disclosed in writing to the Purchaser prior to Closing;

          (b) Cause the Company not to acquire, enter into any option to acquire, or exercise any option or contract to acquire, additional real property (including, without limitation, any hotel property), incur or assume additional indebtedness, encumber any assets (except pursuant to or as permitted in the Loan Agreement and related documents) or commence construction of, or enter into any agreement or commitment to develop or construct, other real estate or hotel projects, except renovations or improvements currently ongoing or additional renovations or improvements required pursuant to the Management Agreement or contemplated by the Company's current capital improvements budget, as provided to the Purchaser prior to execution of the Original Agreement;

          (c) Not amend, or permit the amendment of, the Organizational Documents of the Seller or of the Company (which are the same today as they were on May 1, 2001), except as required by the Lender in connection with the transfer of the Interests;

          (d) Make no change in the number of membership interests or partnership interests in the Company or the Seller and not grant any rights, warrants or options to acquire any such membership interests or partnership interests; and

          (e) Cause the Company not to make any loans, advances or capital contributions to, or investments in, any other person or entity, other than as contemplated by the Management Agreement or the Loan Agreement.

     6.3  Resignations.  On the Closing Date, the Seller shall cause the
          ------------
directors, managers and officers of the Company, to submit their resignations from such positions, effective as of the Closing Date.

                                  ARTICLE VII
          Conditions Precedent to Purchaser's Obligations at Closing
          ----------------------------------------------------------

     Article VII of the Original Agreement is hereby deleted and replaced with this Article VII. It shall be an express precondition to the Purchaser's obligation to purchase the Interests that each and every one of the following conditions shall have been satisfied as of the Closing Date (or waived in writing by the Purchaser).

     7.1  Representations and Warranties.  Each of the Company's representations
          ------------------------------
and warranties made in the Original Agreement, and each of the Company's and the Seller's representations and warranties made in this Agreement, shall be true and accurate in all material respects as if made on and as of the Closing Date. There shall be no Contracts, Equipment Leases or Space Leases not disclosed on an Exhibit to the Original Agreement that, singularly or in the aggregate, would materially alter the financial performance of the Inns or the Company from that disclosed in the Financial Statements.

     7.2  Covenants of Seller.  The Company and the Seller shall have performed
          -------------------
and complied in all material respects with all covenants and conditions required by the Original Agreement or this Agreement to be performed or complied with by such party at or prior to the Closing Date.

     7.3  Title.  The Title Company shall be unconditionally committed to issue
          -----
to the Company an owner's (or, with respect to the Meriden Parcel, a leasehold owner's) policy of title insurance for each Inn in conformance with the Title Commitments, in the amount of the Purchase Price allocable to such Inn as set forth on Exhibit D attached hereto, pursuant to the standard stipulations and
         ---------
conditions of the most current form of ALTA Policy (or local equivalent) then used in the state in which such Inn is located (omitting those standard exceptions that are ordinarily and customarily omitted in each state, so long as the Company or the Seller, as the case may be, provides the appropriate affidavits (including without limitation, any affidavit reasonably requested by the Title Company to issue a so-called "Fairway endorsement," where available) or other documentation reasonably necessary for such omission pursuant to
Section 9.9 hereof), subject to the payment of the premiums therefor and delivery of the documents specified in Section 9.9 below.

     7.4   Lender's Consent. Lender shall have entered into an agreement with
           ----------------
the Purchaser and the Seller, in form and substance reasonably satisfactory to the Purchaser, (A) consenting to the transfer of the Interests to the Purchaser and the other transactions contemplated herein and (B) otherwise satisfying the requirements of Section 7.4 of the Original Agreement (except the provisions of clause (i) of the first sentence thereof, which is superceded by clause (A) of this sentence). Notwithstanding the foregoing sentence, in the event that the Lender does not confirm the items listed in clauses (x) and (y) of the first sentence of Section 7.4 of the Original Agreement, the Seller shall have the right, in lieu of such confirmation by Lender, to have the Company provide the Purchaser with an estoppel certificate confirming such items.

     7.5   Manager's Consent.  Manager shall have confirmed that there are no
           -----------------
property improvement plan items that must be undertaken in connection with the transfer of ownership of the Interests and related transactions contemplated hereby, and, if required under the Management Agreement, Manager shall have consented to (i) the transfer of the Interests to the Purchaser and (ii) the assignment of the Management Agreement to the designated Lessee of the Inns (and/or Manager shall have agreed to enter into a new management agreement with the Purchaser on substantially the same material terms and conditions as are contained in the Management Agreement (mutatis mutandis)).

     7.6   Consent of Meriden Landlord.  The Meriden Landlord shall have
           ---------------------------
consented to the transfer of the Interests from the Seller to the Purchaser, and (if required) the sublease of the Meriden Parcel by the Purchaser to its designated Lessee.

     7.7   Assignment of Interest.  The Seller shall have delivered an
           ----------------------
assignment and assumption of Interests substantially in the form set forth as Exhibit C attached hereto (the "Assignment of Interests"), dated as of the
---------
Closing Date, conveying the Interests to the Purchaser as required hereunder.

     7.8   Seller Deliveries.  The Seller shall have delivered all of the other
           -----------------
documents required from them pursuant to Article IX hereof.

     7.9   Material Adverse Change.  On the Closing Date, there shall have been
           -----------------------
no Material Adverse Change since the Contract Date or Amendment Date (as applicable), and the Purchaser shall have received a certificate of the chief financial officer or principal accounting officer of Crestline, in such capacity, certifying to such effect.

     7.10  Failure of Condition.  In the event of the failure of any condition
           --------------------
precedent set forth in this Article 7, the provisions of Section 7.9 of the Original Agreement shall apply with the same effect as if (i) the term "Article 7" as used therein were a reference to this Article VII, (ii) the term "this Agreement" as used therein were a reference to the Original Agreement as affected by this Agreement and (iii) the term "Seller" as used therein were a reference to the Company and the Seller.


                                 ARTICLE VIII
            Conditions Precedent to Seller's Obligations at Closing
            -------------------------------------------------------

     Article VIII of the Original Agreement is hereby deleted and replaced by this Article VIII. It shall be an express precondition to the obligation of the Seller to sell the Interests that each and every one of the following conditions shall have been satisfied as of the Closing Date (or waived in writing by Seller).

     8.1  Representations and Warranties. Each of the Purchaser's
          ------------------------------
representations and warranties made in the Original Agreement and this Agreement shall be true and accurate in all material respects as if made on and as of the Closing Date.


     8.2  Assignment of Interest.  The Purchaser shall have delivered to the
          ----------------------
Seller an Assignment of Interests, dated as of the Closing Date, accepting and assuming the Interests from the Seller as required hereunder.

     8.3  Lender Approval.  The Purchaser shall have entered into an agreement
          ---------------
with the Seller and the Lender, in form and substance reasonably satisfactory to the Seller, whereby the Lender consents to the transfer of the Interests from the Seller to the Purchaser and the other transactions contemplated herein. The Purchaser shall have paid or provided for payment of all costs associated with the transfer of the Interests from the Seller to the Purchaser that are required to be paid by the Purchaser pursuant to Section 5.2 hereof.

     8.4  Consent of Meriden Landlord. The Meriden Landlord shall have consented
          ---------------------------
to the transfer of the Interests, and (if required) the sublease of the Meriden Parcel by the Purchaser to its designated Lessee.

     8.5  Manager's Consent. If required under the Management Agreement, Manager
          -----------------
shall have consented to (i) the transfer of the Interests to the Purchaser and
(ii) the assignment of the Management Agreement to the designated Lessee of the Inns (and/or Manager shall have agreed to enter into a new management agreement with the Purchaser on substantially the same material terms and conditions as are contained in the Management Agreement (mutatis mutandis)).

     8.6  Purchaser Deliveries.  The Purchaser shall have delivered all of the
          --------------------
other documents required from it pursuant to Article IX hereof.

     8.7  Failure of Condition.  In the event of the failure of any condition
          --------------------
precedent set forth in this Article 8, the provisions of Section 8.8 of the Original Agreement shall apply with the same effect as if (i) the term "Article 8" as used therein were a reference to this Article VIII, (ii) the term "this Agreement" as used therein were a reference to the Original Agreement as affected by this Agreement and (iii) the term "Seller" as used therein were a reference to the Seller and the Company.


                                  ARTICLE IX
                              Closing Deliveries
                              ------------------

     In addition to the documentation described in Article VII, the parties specified below shall deliver or cause to be delivered the following documents (in lieu of any documentation referred to in Article IX of the Original Agreement).

     9.1   Meriden Estoppel Certificate. Seller shall cause to be delivered to
           ----------------------------
the Purchaser the Meriden Estoppel, as contemplated by Section 9.1 of the Original Agreement, which is unaffected by this Agreement.

     9.2   Purchase Price. The Purchaser shall deliver the Purchase Price
           --------------
payable in the manner provided for in this Agreement.

     9.3   Possession Keys. The Seller shall cause all keys in possession of the
           ---------------
Company or the Seller, including, without limitation, keys or codes for all security systems, rooms and offices, to be delivered to the Purchaser.

     9.4   Minute Book. The Seller shall cause the Minute Book to be delivered
           -----------
to the Purchaser.

     9.5   Other Documents. The Seller and the Purchaser shall deliver such
           ---------------
other documents and instruments as may be reasonably requested by the Seller, the Purchaser or the Title Company to effectuate the transactions contemplated by this Agreement and to induce the Title Company to insure title to the Inns as described herein, including but not limited to affidavits in favor of the Title Company from the Company (i) that it has not done or caused to be done any work on the Property that has not been paid for and as to which mechanics' liens may be filed against the Property following Closing and (ii) as to parties in possession of the Property under any Space Leases.

                                   ARTICLE X
                                    Default
                                    -------

     Article X of the Original Agreement is hereby deleted in its entirety and the following is inserted in its place (provided, however, that all references in this

Article X to the Seller shall be read as the "Partnership" in the Original Agreement, and all references in this Section 10 to the Company shall be read as the "Seller" in the Original Agreement):

     10.1  Purchaser's Default. If the Purchaser fails to consummate the
           -------------------
purchase and sale contemplated herein after all conditions precedent to the Purchaser's obligation to do so have been satisfied or waived in writing by the Purchaser, Escrow Agent shall pay the Deposit to the Seller in accordance with the Escrow Instructions, as full and complete liquidated damages, and as the exclusive and sole right and remedy of the Seller, whereupon this Agreement shall terminate, and neither party shall have any further obligations or liabilities to the other party (except for such obligations and liabilities as expressly survive the termination hereof).

     10.2  Seller's Default. If the Seller or the Company fails to consummate
           ----------------
the transaction in accordance with the terms of this Agreement and the Purchaser is otherwise willing and able to proceed as contemplated hereunder, the Purchaser shall be entitled to (i) have the Deposit returned to the Purchaser by the Escrow Agent in accordance with the Escrow Instructions, whereupon the Original Agreement and this Agreement shall terminate, and neither party shall have any further obligations or liabilities to the other party (except for such obligations and liabilities as expressly survive the termination hereof), or
(ii) pursue such remedies against the Seller or the Company as shall be permitted by applicable law.

                                  ARTICLE XI
                     Survival; Indemnification Obligations
                     -------------------------------------

     11.1  Generally. Except as otherwise expressly provided herein, and except
           ---------
with respect to covenants and agreements that the Original Agreement, this Agreement or the Closing Documents provide are to be performed after Closing, the respective representations, warranties, obligations, covenants and agreements of the Company, the Seller and the Purchaser contained herein and in the Original Agreement shall not survive the Closing, and no action may be brought on any such representation, warranty, obligation, covenant or agreement.

     11.2  Survival. The representations and warranties of the Seller and the
           --------
Purchaser contained herein or in the Original Agreement shall survive Closing for a period of twelve (12) months. Notwithstanding any other provision of the Original Agreement or this Agreement to the contrary, if on the Closing Date the Purchaser has evidence (whether written or otherwise; with the exception that any disclosures regarding the inaccuracy of any of such representations or warranties that are made at Closing must be in writing) that one or more of the representations and warranties made by the Company or the Seller is inaccurate as of the date made, and if the Purchaser proceeds to Closing anyway, the Purchaser shall have no right or remedy after the Closing with respect to such inaccuracy.

     11.3  Agreement to Indemnify. The Seller shall hold harmless, indemnify and
           ----------------------
defend the Purchaser, its affiliates, successors and assigns, against any and all obligations, claims, losses, damages, liabilities and expenses (including, without limitation, reasonable attorneys' fees and other legal expenses and other charges, but specifically excluding any claims, losses, damages, liabilities and expenses related or connected to, in any way, the payment of obligations pursuant to Section 5.03 of the Management Agreement) (i) arising out of the breach by the Company of its representations and warranties under the Original Agreement or (ii) brought by Crestline and any of its affiliates, and any pre-Closing managers and officers of the Company, against the Company to the extent relating to the period prior to the Closing. The Seller hereby assumes the indemnity agreements made by the Company in Section 11.3 of the Original Agreement (which is unaffected by this Agreement) and the Purchaser agrees that the indemnification agreements made by it for the benefit of the Company in that
Section 11.3 shall instead be for the benefit of the Seller. The Seller's indemnity obligations hereunder shall be primary obligations of the Seller, and the Purchaser may proceed immediately against the Seller without being required to bring any proceeding or take any action against the Company. In addition, and notwithstanding any provisions of this Agreement to the contrary, (i) the Seller shall hold harmless, indemnify and defend the Purchaser, its affiliates, successors and assigns, against any and all obligations, claims, losses, damages, liabilities, debts, obligations and expenses (including, without limitation, reasonable attorneys' fees and other legal expenses and other charges, but specifically excluding any claims, losses, damages, liabilities and expenses related or connected to, in any way, to the payment obligations pursuant to Section 5.03 of the Management Agreement) connected with the Interests and relating to the period during which the Seller (or its affiliates) owned the Interests; and (ii) the Purchaser shall hold harmless, indemnify and defend the Seller, its affiliates, successors and assigns, against any and all obligations, claims, losses, damages, liabilities, debts obligations and expenses (including, without limitation, reasonable attorneys' fees and other charges) connected with the Interests and relating to the period during which the Purchaser (or its affiliates) owns the Interests. The foregoing indemnities shall survive the Closing.

     11.4  Indemnification Regarding Assumed Obligations. Whenever it is
           ---------------------------------------------
provided in this Agreement that an obligation of one party will be assumed by the other party on or after the Closing, the party so assuming such liability also shall be deemed to have agreed to indemnify, defend and hold harmless the other party and its affiliates, successors and assigns, from all claims, losses, damages, liabilities, costs and expenses (including reasonable attorneys' fees and other legal expenses and other charges) to the extent arising from any failure of the assuming party to perform the obligation so assumed after the Closing and from all third party claims brought against the other party to the extent relating to the period from and after assumption of the liability on which the claim is based.

     11.5  Notice and Cooperation on Indemnification.  The provisions of Section
           -----------------------------------------
11.5 of the Original Agreement shall apply with equal weight to the indemnification of obligations of the parties to this Agreement, to the same extent as if the parties to this Agreement were named parties to the Original Agreement.

                                  ARTICLE XII
                           Casualty or Condemnation
                           ------------------------

     Nothing in this Agreement in any way limits the provisions of Article XII of the Original Agreement and, following the Closing, the Seller shall be responsible for any noncompliance by the Company with such provisions. Any right to terminate the Original Agreement set forth in such Article XII shall apply to the Original Agreement as affected by this Agreement, with the same consequences.

                                 ARTICLE XIII

                            Apportionments; Credits
                            -----------------------

     The apportionments described in Article XIII of the Original Agreement shall be made when indicated, and the Purchase Price hereunder shall be adjusted accordingly. The Purchaser shall receive a credit on the settlement statement in the amount of $750,000 as consideration for the Purchaser's indirectly assuming the payment obligations pursuant to Section 5.03 of the Management Agreement. The term "Seller" as used in said Article XIII shall mean the Seller.

                                  ARTICLE XIV
                                 Miscellaneous
                                 -------------

           14.1  Article XIV Incorporated; "Agreement" Modified.  The provisions
                 ----------------------------------------------
of Article XIV of the Original Agreement (except Section 14.7) are hereby incorporated by this reference as if set forth in full herein. The term "Agreement" as used in said Article XIV shall mean the Original Agreement as affected by this Agreement and the term "Seller" shall mean the Seller.

           14.2  Other Documentation.  The Purchaser and the Seller agree to
                 -------------------
execute an amendatory escrow agreement with the Escrow Agent within a reasonable time period after the date hereof.

     IN WITNESS WHEREOF, the Seller and the Purchaser have caused this Agreement to be executed as of the Amendment Date indicated above.



                                      COMPANY
                                      -------

                                      RESIDENCE INN III LLC

ATTEST/WITNESS:

________________                      By: _______________________________
                                          Larry K. Harvey, Vice President



                                      SELLER
                                      ------

                                      MARRIOTT RESIDENCE INN USA
                                      LIMITED PARTNERSHIP

                                      By:       CC USA GP LLC, its general
                                                partner


ATTEST/WITNESS:

________________                      By: _______________________________
                                          Larry K. Harvey, Vice President




                                      PURCHASER
                                      ---------

ATTEST/WITNESS                        APPLE HOSPITALITY TWO INC.

________________                      By: _____________________
                                      Name: ___________________
                                      Its: ____________________

                                   EXHIBITS
A   Company LLC Agreement
B   Permitted Exceptions
C   Form of Assignment of Interests
D   Purchase Price Allocation